Portions of this exhibit have been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K on the basis that the Registrant customarily and actually treats that information as private or confidential and the omitted information is not material. Information that has been omitted has been noted in this document with a placeholder identified by the mark “[***]”.

Exhibit 10.15

AMENDMENT AGREEMENT NO. 1

SUBSIDY CONTRACT

PROMETHEUS PROJECT

FILE NO. 0237239

FILE NO. 0237236

FILE NO. 0237231

BETWEEN THE UNDERSIGNED:

Bpifrance, a société anonyme (public limited liability company) with share capital of €5,440,000,000, registered with the Créteil Trade and Companies Register under number 320 252 489, with its head office at 27-31 avenue du Général Leclerc, 94710 MAISONS ALFORT Cedex, represented by Paul-François FOURNIER, in his capacity as Executive Director in charge of Innovation duly authorized for the purposes hereof,

Acting on behalf of the State,

Hereinafter referred to as “Bpifrance”,

On the one hand,

AND

PROLOGIUM TECHNOLOGY EUROPE, a société par actions simplifiée (simplified joint-stock company) with capital of €30,000.00, registered in the Dunkirk Trade and Companies Register under number 978 683 548 and whose registered office is located at ZAC des Bassins – 124, Magasin general street – 59140 DUNKIRK, represented by Szu-Nan YANG, in its capacity as President, duly authorized for the purposes hereof,

Hereinafter referred to as the “Beneficiary”,

On the other hand,

The undersigned may hereinafter be collectively referred to as the “Parties” and individually as the “Party”.

Amendment Agreement No. 1 to the Subsidy Contract – PROMETHEUS

BEING PREVIOUSLY REMINDED:

•

The Subsidy Contract FILE NO. 0237239, FILE NO. 0237236, and FILE NO. 0237231 signed on 21 June 2024 by Bpifrance and the Beneficiary relating to the PROMETHEUS programme (hereinafter referred to as the “Contract”);

•	The Beneficiary’s request to modify the scope of the PROMETHEUS programme concerning RDI for sub-project A, dated 14/05/2024;

•	The “one pager” explaining the changes made to the PROMETHEUS programme dated 14 June 2024 (attached in Appendix 2);

•	The updated Funding Gap Questionnaire dated 14/06/2024 (attached in appendix 3).

RECITALS:

By contract dated 21 June 2024, Bpifrance, acting as an operator for the French State, granted the Beneficiary aid for the implementation of the programme referred to above (hereinafter the “Programme”).

The Beneficiary has indicated its intention to carry out part of the R&D work planned for the Programme at its Taiwan site, instead of at the RDI Site specified in the Contract, and therefore to reduce the amount of expenses covered by the aid.

The French State agreed to accept this request and consequently reduced the amount of aid granted accordingly.

Capitalized terms and expressions not otherwise defined hereby amendment no.1 (the “Amendment Agreement”) shall have the meaning given to them in the Contract.

IT IS THEREFORE AGREED AS FOLLOWS:

ARTICLE 1 – PURPOSE

In view of the changes made to the Programme, the purpose of this Amendment Agreement is to modify the amount of Retained Expenses under the Aid, the amount of the aid granted, the amount of payments and the date of claw-back of the Aid.

ARTICLE 2 – AMENDMENT TO ARTICLE 2 “GENERAL CHARACTERISTICS OF THE AID” OF THE CONTRACT

The table in Article 2.1 “General Characteristics” of the Contract is deleted and replaced by the following table:

Total amount of expenses considered eligible by the European Commission	2,164,761,410 Euros excluding tax These expenses are eligible (hereinafter referred to as “Eligible Expenses”) under the terms of the Decision.

Total expenses approved by the French State under the Contract

1 983 781 655 Euros excluding tax

according to the Appendix 1 - (Financial appendix) including the Funding Gap Questionnaire validated by the Decision, as updated on 14/06/2024.

Retained expenses (hereinafter referred to as “Retained Expenses”) refers in the Contract to Eligible Expenses under the terms of the Decision and retained by the French State for the payment of the Aid.

Maximum total amount of Aid	1 374 760 687 Euros

Resource origin	FRANCE 2030

Aid Intensity Percentage	69.30%

Form of Aid	100% SUBSIDY

ARTICLE 3– AMENDMENT TO ARTICLE 4 “TERMS AND CONDITIONS OF PAYMENT OF THE AID” OF THE CONTRACT

The table in Article 4.3 “Key Milestones” of the Contract is deleted and replaced by the following table:

Scheduled date	Maximum amount of Payments in Euro (i.e. sum of Capacity Payment and RDI Payment, as applicable)	Main expected results in the form of deliverables	Specific Conditions, particularly with regard to the Decision, prior to Payments
After signing the Contract	Advance: 274 952 137	None	Fulfilment of the conditions provided for in Article 3 – (Disbursement of the Advance)

Key Milestone 1: T0 + 18 months	EC1 Payment: 7 936 027

•

Report confirming the [***]% silicon oxide composition of the active material in [***] anode using an analytical method;

•

Report confirming the start of Sub-Project B RDI work on the Paris Saclay Site and detailling the work carried out on this Site and the collaborations undertaken in France and Europe.

•

Report detailing the progress of sampling from [***] OEMs from the Taoke plant (including the final results of cycling tests with an OEM of interest as part of sample A) and the strategy for securing outlets for the Dunkirk plant (sampling, LOI, offtakes).

•

Supply of purchase order by email from an original equipment manufacturer (OEM), for the purchase of B-samples of [***] cells, or better chemistry from the PROLOGIUM factory in Taoke.

RDI Conditions:

•

Supply of a document dated and signed by the Beneficiary’s legal representative certifying that part of the equipment for RDI Site has been ordered or rented;

•

Organization of a visit to the RDI Site at the request of Monitoring Committee members and Bpifrance teams.

Key Milestone 2: T0 + 30 months	EC2 Payment: 9 667 444

•

Report detailing the use of [***] for battery cathode and material distribution analysis under work package 3 (Sub-Project B inlays);

•

Report detailing proprietary approach to LCB battery recycling;

•

Report detailing tests planned on recycling samples in collaboration with partners to assess materials useful for the recycling process;

•

Letters of Intent (LOI) from the original equipment manufacturers (OEMs) for the PROLOGIUM plant at the Dunkirk Site;

•

Document dated and signed by the Beneficiary’s legal representative certifying the provision of a “[***]”[***] prototype by manual assembly to at least one OEM.

RDI Conditions:

•

Supply of a report dated and signed by an independent expert detailing the tests and confirming an energy density of the [***] cell (or most recent generation, if different) greater than or equal to [***] Wh/kg and a lifetime greater or equal to [***] cycles and a letter dated and signed by the Beneficiary’s legal representative certifying that the results comply with the technical specifications of the OEM(s);

•

Provision of planning permission for the electric battery factory building on Dunkirk Site;

•

Provision of the prefectoral decree granting environmental authorization for the operation of an electric battery manufacturing plant for the Dunkirk Site;

•

Provision of a document dated and signed by the Beneficiary’s legal representative certifying the provision of samples from Asia plant to potential clients in order to start the product qualification stages;

•

Supply of a document dated and signed by the Beneficiary’s legal representative attesting to the installation of laboratory equipment for battery reliability and safety, or signature of an agreement with an external laboratory on these two subjects;

•

Organization of a visit to the RDI Site at the request of Monitoring Committee members and Bpifrance teams.

Key Milestone 3: T0 + 42 months	EC3 Payment: 14 413 390

•

Report detailing the design optimization and performance validation of a cell containing a [***] anode;

•

Report detailing the provision of a [***] (or any other equivalent products proposed by the Beneficiary and accepted by Bpifrance) prototype by manual assembly;

•

Report detailing the design of the process and equipment for the separation of LCB batteries;

•

Document dated and signed by the legal representative of the Beneficiary certifying positive feedback from potential clients on the performance of samples of the [***] inlays (or equivalent products proposed by the Beneficiary and accepted by Bpifrance) and of [***] cell samples (or equivalent products proposed by the Beneficiary and accepted by Bpifrance) manufactured at Taoke and sent to OEMs;

•

Conditional offtake contracts signed by [***] original equipement manufacturers (OEMs) for the PROLOGIUM plant at the Dunkirk Site.

•

Provision of an updated list of production equipment in the event it has been modified.

RDI Conditions:

•

Supply of a document dated and signed by the Beneficiary’s legal representative certifying that the production equipment for the pilot calendering equipment has been ordered;

•

Supply of a document dated and signed by the Beneficiary’s legal representative certifying that the equipment for the [***] assembly line for [***] cells (or any other equivalent products proposed by the Beneficiary and accepted by Bpifrance) is ordered;

•

Supply of a document dated and signed by the Beneficiary’s legal representative certifying that the order for the production equipment for 2 GWh inlays and the cell assembly line for a capacity of 2 GWh;

•

Supply of a document dated and signed by the Beneficiary’s legal representative certifying that the completion of the columns and beams for the building framework for the 2 + 2 GWh capacity of the PROLOGIUM plant in Dunkirk.

Key Milestone 4: T0 + 54 months	EC4 Payment: 19 159 337

•

Report detailing the results of reliability tests carried out on the [***] (or any other equivalent products proposed by the Beneficiary and accepted by Bpifrance) prototype;

•

Certificate by the Experts certifying that the production equipment for the 2 GWh inlays has been delivered to the Dunkirk Site and connected to the utilities;

•

Certificate by the Experts certifying that cell assembly line for a capacity of 2 GWh has been delivered to the Dunkirk Site and connected to the utilities.

•

Provision of an updated list of production equipment in the event it has been modified.

RDI Conditions:

•

Supply of a report dated and signed by an independent expert detailing the tests and confirming a cell enery density greater than or equal to [***] Wh/kg and a lifetime greater or equal to [***] cycles and a letter dated and signed by the Beneficiary’s legal representative certifying that the results comply with the technical specifications of the OEM(s);

•

Supply of a document dated and signed by the Beneficiary’s legal representative confirming partnership with at least one recycling player for the development of the LCB battery recycling process at pack and module level;

•

Organization of a visit to the RDI Site at the request of Monitoring Committee members and Bpifrance teams;

•

Supply of a document dated and signed by the Beneficiary’s legal representative certifying that the equipment for the [***] assembly line of the [***] cells (or equivalent products proposed by the Beneficiary and accepted by Bpifrance) is installed in France.

Key Milestone 5: T0 + 66 months	EC5 Payment: 23 905 284

•

Report detailing the installation of a line for the reuse and recycling of [***] for R&D lab line;

•

Report detailing tests for the complete recycling of a LCB battery[***];

•

Report detailing the results of the life cycle analysis carried out on all products from the Dunkirk Site;

•

Document dated and signed by the Beneficiary’s legal representative certifying that the [***] cells have passed the overload and heating safety test protocols.

•

Provision of an updated list of production equipment in the event it has been modified.

RDI Conditions:

•

Provision of a document, dated and signed by the Beneficiary’s legal representative, attesting to positive feedback from potential customers on the performance of the samples of second-generation inlays (SN or LN series) and [***] cells manufactured in France and sent. Depending on the customers’ sample requirement, PLG will provide SN or LN series inlay samples and [***] (or any other equivalent products proposed by the Beneficiary and accepted by Bpifrance) samples;

•

Supply of a report drawn up, dated and signed by an independent expert detailing the tests of the [***] pack (or equivalent products proposed by the Beneficiary and accepted by Bpifrance) and confirming an energy density greater than or equal to [***] Wh/kg as well as a lifetime greater or equal to [***] cycles and a letter dated and signed by the Beneficiary’s legal representative certifying that that the results comply with the technical specifications of the OEM(s);

•

Organization of a visit to the RDI Site at the request of Monitoring Committee members and Bpifrance teams.

Key Milestone 6: T0 + 78 months	EC6 Payment: 258 132 988

•

Report detailing customer feedback on second-generation inlays (SN or LN series);

•

Report detailing that [***] (or any other equivalent products proposed by the Beneficiary and accepted by Bpifrance) products pass overload and overheating safety test protocols;

•

Report detailing the testing of the LCB battery solid-state electrolyte with an industrial partner, with a recovery rate of over [***]%.

•

Provision of an updated list of production equipment in the event it has been modified.

Capacity Conditions:

•

Provision of a certificate by the Experts certifying that the production equipment for the 4 GWh inlays has been delivered to the Dunkirk Site and connected to the utilities;

•

Provision of a certificate by the Experts certifying that the assembly line for cells, with a capacity of 4 GWh (cumulative) has been delivered to the Dunkirk Site and connected to the utilities.

Key Milestone 7: T0 + 90 months	EC7 Payment: 226 890 720	• Interim report detailing the installation of production equipment.

•

Provision of an updated list of production equipment in the event it has been modified.

Capacity Conditions:

•

Provision of a certificate by the Experts certifying that the production equipment for the 8 GWh inlays (cumulative) has been delivered to the Dunkirk Site and connected to the utilities;

•

Provision of a certificate by the Experts certifying that the cell assembly line for a capacity of 8 GWh (cumulative) has been delivered to the Dunkirk Site and connected to the utilities.

Key Milestone 8: T0 + 102 months	EC8 Payment: 288 963 360	• Interim report detailing the installation of production equipment.

•

Provision of an updated list of production equipment in the event it has been modified.

Capacity Conditions:

•

Provision of a certificate by the Experts certifying that the production equipment for the 24 GWh inlays (cumulative) has been delivered to the Dunkirk Site and connected to the utilities;

•

Provision of a certificate by the Experts certifying that the assembly line for cells, with a capacity of 10 GWh (cumulative) has been delivered to the Dunkirk Site and connected to the utilities.

Key Milestone 9: T0 + 114 months	EC9 Payment: 250 740 000	• Final report detailing the installation of production equipment.

•

Provision of an updated list of production equipment in the event it has been modified.

Capacity Conditions:

•

Provision of a certificate by the Experts certifying that the production equipment for the 44 GWh inlays (cumulative) has been delivered to the Dunkirk Site and connected to the utilities.

The table in Article 4.5.1 “General terms and conditions of payment” of the Contract is deleted and replaced by the following table:

Designation of payment	Maximum payments corresponding to FID Expenses described in Appendix 1 (Financial appendix)	Maximum payments corresponding to Non-FID Expenses described in Appendix 1 (Financial appendix)	Total maximum payments in Euro
Advance	248 371 200	26 580 937	274 952 137

Key Milestone 1	0	7 936 027	7 936 027

Key Milestone 2	0	9 667 444	9 667 444

Key Milestone 3	0	14 413 390	14 413 390

Key Milestone 4	0	19 159 337	19 159 337

Key Milestone 5	0	23 905 284	23 905 284

Key Milestone 6	226 890 720	31 242 268	258 132 988

Key Milestone 7	226 890 720	0	226 890 720

Key Milestone 8	288 963 360	0	288 963 360

Key Milestone 9	250 740 000	0	250 740 000

Total	1 241 856 000	132 904 687	1 374 760 687

ARTICLE 4 - AMENDMENT TO ARTICLE 8 - CLAW-BACK MECHANISM

Article 8.1 of the Contract “Claw-back mechanism” is deleted and replaced by the following:

The claw-back mechanism shall be implemented on the basis of ex-post calculations, which have been approved annually by the auditors of the Beneficiary and any Authorised Entity.

To this end, the Beneficiary undertakes to keep (and procures that any Authorised Entity shall keep), separate cost accounting records for the entire duration of the Contract, so that financial flows relating to the Programme to be reconstituted and the amount to be clawed-back calculated in accordance with the method described in Appendix 3 - (Accounting Methodology).

In addition, each year from the start of the Programme, the Beneficiary provides Bpifrance with a summary statement of cash flows to update the Funding Gap Questionnaire based on the data from the previous year. Such data is communicated in the Monitoring Reports. After the end of the Programme, the data is communicated no later than 30 April of each year following the end date of the Programme until the Contract expires.

From the claw-back start date, i.e. 30 June of the first year following the Programme End Date (the “First Test”), and no later than the claw-back end date, i.e. 30 September 2040 (30/09/2040) (the “Last Test”, together with the First Test, the “Test(s)”), a test is carried out (the First Test and the Last Test being hereinafter referred to as a “Test”) in order to determine the surplus amount (hereinafter referred to as the “Surplus”) for the year in question. The “Last Test” is carried out taking into account the period elapsed from 14 March 2023 until the end of the claw-back period.

The claw-back start date is: 30 June 2033 (30/06/2033).

The claw-back end date is the Programme end dated plus 8 years, i.e.: 30 September 2040 (30/09/2040).

In the event that the Programme is delayed, the claw back end date will take into account the effective end date of the Programme and will be changed by means of an amendment.

The calculation of the Surplus involves following data:

Notified WACC means the weighted average cost of capital (referred to in the Decision as the “WACC”) applicable to the Programme and notified to the European Commission for the purposes of the Decision: [***]%.

NPV refers to the discounted net present value for year “i” in question, using the Notified WACC as the discount coefficient.

For example: for a Test in 2033, 2023 cash flow will be multiplied by (1 + Notified WACC) raised to the power of 10.

Starting as from the First Test and then at the Last Test, the Surplus is calculated as the sum (positive or negative) of the amounts of:

a. the NPV of the actual audited ex post cash flows after tax including capital expenditure (“CAPEX”) and the payment of additional public aid, in particular the Research Tax Credit, excluding payments of the Aid and financing cash flows, from 14 March 2023 up to the year of the Test in question; and

b. the NPV of the actual Aid payments from 14 March 2023 up to the year of the Test in question.

The Surplus, if positive, is multiplied by an allocation ratio (hereinafter referred to as the “Allocation Ratio”), equal to the lesser between:

•	[***]%; or

•

the net payment of the Aid from 14 March 2023, up to the year of the Test in question, divided by Eligible Expenses for the Programme monitored from 14 March 2023 up to the year of the Test in question (amounts expressed in nominal terms).

For each Test, Bpifrance determines, in accordance with the terms of the Decision, the amount of the claw-back on the date of the Test and, where relevant, the share due to Bpifrance, and communicates it to the Beneficiary.

This claw-back mechanism applies only in the event of a positive net present value of cash flows after taking account of actual Aid payments. No surplus can be generated if the Programme has a negative net present value after Aid payments.

ARTICLE 5 – AMENDMENTS TO THE APPENDICES

The Appendices “APPENDIX 1 – FINANCIAL APPENDICE” and “APPENDIX 1 BIS – FINANCIAL APPENDIX” are deleted and replaced by the Appendix 1BIS attached hereto.

ARTICLE 6 – FINAL PROVISION

This Amendment Agreement shall enter into force upon its signature.

The Parties agree that all the other provisions of the Contract, which are not modified by this Amendment Agreement and which are not contrary to this Amendment Agreement, remain unchanged and in force.

ARTICLE 7 – ELECTRONIC SIGNATURE

This Amendment Agreement is signed electronically in accordance with Article 1366 and the second paragraph of Article 1367 of the French Code Civil.

Executed in as many original copies as there are Parties.

For the Beneficiary,	BPIFRANCE, on behalf of the French State

/s/ Szu-Nan YANG	/s/ Paul-François FOURNIER
Szu-Nan YANG, President	Paul-François FOURNIER, Executive Vice President, Innovation, duly authorized to sign